UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

AQUASIL INTERNATIONAL INC.
Exact name of registrant as specified in its charter

Nevada	000-54252	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Lexington Ave., 17th Floor, New York, NY	10168
(Address of principal executive offices)	(Zip Code)

(888) 510-3394
Registrant’s telephone number, including area code

BWI HOLDINGS, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

Effective on January 11, 2011, the Board of Directors of Aquasil International, Inc., formerly known as BWI Holdings Inc. (the “Company”) authorized the settlement of debt in the amount of $700,000.00 due and owing to Jim Can, its prior President/Chief Executive Officer (the “Debt”). The Debt consisted of funds advanced and loaned by Jim Can to the Company during fiscal years 2007 through 2009 for financing and working capital purposes as evidenced on the financial statements for the period ended December 31, 2009 filed with the quarterly report on Form 10-Q with the Securities and Exchange Commission. On approximately July 15, 2010, the Board of Directors of the Company agreed that such Debt would be convertible at any time by Jim Can at $0.01 per share (the “Terms of Conversion”). Therefore, the Board of Directors acknowledged the Debt and Terms of Conversion and ratified and approved the issuance of 70,000,000 shares of common stock to Jim Can in satisfaction of the Debt.   The shares were issued to Jim Can on February 1, 2011.

Subsequently, Jim Can gifted the 70,000,000 shares to certain donees effective February 15, 2011. Therefore, there has been a change in control.

Beneficial Ownership Chart

The following table sets forth certain information, as of the date of this Current Report, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Corporation’s executive officers and directors; and (iii) the Corporation’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 149,498,063 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers:

Ilia Khasidov 380 Lexington Ave., 17th Floor New York, NY 10068	70,000,000	46.8%
Robert Baker 3915 61st Avenue SE Calgary, Alberta Canada T2C 1V5	-0-	0%
Bruce Milroy 3915 61st Avenue SE Calgary, Alberta Canada T2C 1V5	-0-	0%
All executive officers and directors as a group (3 persons)	70,000,000	46.8%

*	Less than one percent.

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Current Report. As of the date of this Current Report, there are 149,498,063 shares issued and outstanding.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 15, 2011, Kendall Dilling tendered his resignation as Secretary-Treasurer and a member of the Board of Directors of the Company. Therefore, as of the date of this Current Report, the Board of Directors consists of the following members: Ilia Khasidov, and Robert Baker. There were no disagreements or disputes between the Company and Kendall Dilling with regards to his resignation.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective December 30, 2010, the Company had entered into a stock exchange agreement (the “Stock Exchange Agreement”) with Aquasil Inc., a New York corporation (“Aquasil”), and Ilia Khasidov, the sole shareholder of Aquasil (the “Aquasil Shareholder”). In accordance with the terms and provisions of the Stock Exchange Agreement, the Corporation acquired one hundred percent (100%) of the total issued and outstanding shares of common stock of Aquasil held of record by the Aquasil Shareholder in exchange for issuance of an aggregate 70,000,000 shares of its restricted common stock to the Aquasil Shareholder.

In further accordance with the terms and provisions of the Stock Exchange Agreement, the Board of Directors of the Company pursuant to written consent resolutions from the Board of Directors and the majority Shareholders dated January 3, 2011 approved a change n the name of the Company from “BWI Holdings Inc.” to “Aquasil International Inc.” to better reflect the additional business operations of the Company involving the marketing and distribution of “Mineral Spring Water” (the “Name Change”), to be effective as of February 8, 2011.

The articles of amendment to the articles of incorporation were filed with the Nevada Secretary of State of January 27, 2011 effecting the Name Change with an effective date of February 8, 2011.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

FINRA received the necessary documentation and announced the Name Change of the Company to “Aquasil International Inc.” to take effect at the open of business on February 18, 2011. The trading symbol of the Company for its shares on the OTC Bulletin Board has been changed to AQUS.OB. The new cusip number for the Company is 03841W106.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1 Articles of Amendment to the Articles of Incorporation filed with the Nevada Secretary of State on January 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUASIL INTERNATIONAL INC.

Dated: February 18, 2011	By:	/s/ Ilya Khasidov
	Name:	Ilya Khasidov
`	Title:	President & CEO